UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 8, 2026

Venture Global, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42486	93-3539083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 19th Street North, Suite 1500		22209
Arlington, VA		(Zip Code)
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (202) 759-6740
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	VG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On July 8, 2026, Venture Global, Inc. (“Venture Global” or the “Company”) announced the volume of LNG cargos exported from its facilities and the implied weighted average fixed liquefaction fee realized by the Company for the quarter ended June 30, 2026.

During the commissioning or operations phases of one or more of the Company’s facilities, the Company may disclose after the end of the calendar quarter, but before the Company’s quarterly earnings report, certain key performance metrics.

Venture Global

For the quarter ended June 30, 2026, Venture Global sold and recognized in revenue 466.4 TBtu of LNG at an implied weighted average fixed liquefaction fee of $6.45 per MMBtu during the quarter. During that period, Venture Global exported 127 cargos from its LNG facilities.

Calcasieu Pass

For the quarter ended June 30, 2026, Venture Global sold and recognized in revenue 137.5 TBtu of LNG from its Calcasieu Pass facility. During that quarter, Venture Global exported 37 cargos from its Calcasieu Pass facility.

Plaquemines

For the quarter ended June 30, 2026, Venture Global sold and recognized in revenue 328.9 TBtu of LNG from its Plaquemines facility. During that quarter, Venture Global exported 90 cargos from its Plaquemines facility.

Revenue Recognition

The Company recognizes revenue when it transfers control of promised goods or services to its customers in an amount that reflects the consideration the Company expects to be entitled to receive in exchange for those goods or services. Revenue from the sale of LNG is recognized by the Company at the point in time when the LNG is delivered to the customer at the agreed upon LNG terminal which is the point when legal title, physical possession and the risks and rewards of ownership transfer to the customer. Each individual molecule of LNG is viewed as a separate performance obligation.

Revenue associated with cargos exported on a Free on Board (“FOB”) basis is generally recognized when the LNG vessel is loaded and unmoors from one of our facilities. Revenue associated with cargos exported on a Delivered Ex-Ship (“DES”), Delivered Place Unloaded (“DPU”) or other delivered basis is generally recognized upon delivery of the LNG at the vessel destination. Occasionally, revenue associated with a cargo we export from our LNG terminals in a reporting period under such DES, DPU or other delivery terms will be recognized by the Company in a subsequent reporting period due to the time required for the vessel to successfully travel to its destination and unload its cargo.

For the quarter ended June 30, 2026, we exported five DES cargos (20.1 TBtu) from our Plaquemines facility on our owned or chartered LNG vessels that will be recognized in the following quarter.

Second Quarter 2026 Results

The Company’s net income, cash flow and other results will be announced along with the rest of its financial performance when the Company announces second quarter earnings. The volume of LNG cargos exported and the implied weighted average fixed liquefaction fee realized by the Company represent only a few measures of the Company’s operating performance for the quarter ended June 30, 2026, and should not be relied on as sole indicators of quarterly financial results, which depend on a variety of factors.

We do not provide a reconciliation of forward-looking amounts of Consolidated Adjusted EBITDA to net income, the most directly comparable financial measure prepared and presented in accordance with GAAP, due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliation. Many of the adjustments and exclusions used to calculate the projected Consolidated Adjusted EBITDA may vary significantly based on actual events, so we are not able to forecast on a GAAP basis with reasonable certainty all adjustments needed in order to provide a GAAP calculation of these projected amounts. The amounts of these adjustments may be material and, therefore, could result in the GAAP measure being materially different from (including materially less than) the projected non-GAAP measures. The guidance in this current report on Form 8-K is only effective as of the date it is given and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance. Net income as used herein refers to net income attributable to common stockholders on our Condensed Consolidated Statements of Operations.

Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of historical facts, included herein are “forward-looking statements.” In some cases, forward-looking statements can be identified by terminology such as “may,” “might,” “will,” “could,” “should,” “expect,” “plan,” “project,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “pursue,” “target,” “continue,” the negative of such terms or other comparable terminology.

These forward-looking statements, which are subject to risks, uncertainties and assumptions about us, may include projections of our future financial performance, including in relation to our recognition of revenue, expectations regarding the development, construction, commissioning and completion of our projects, expectations regarding sales of LNG cargos, estimates of the cost of our projects and schedule to construct and commission our projects, our anticipated growth strategies and anticipated trends impacting our business. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements. Those factors are more fully detailed in our most recent Annual Report on Form 10-K as filed with the Securities and Exchange Commission (“SEC”) and any subsequent reports filed with the SEC. In addition, any forward-looking statements contained herein are based on assumptions that we believe to be reasonable as of this date. We undertake no obligation to update these statements as a result of new information or future events.

The information furnished with this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Title or Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Venture Global, Inc.
Dated: July 8, 2026

By: /s/ Jonathan Thayer
Jonathan Thayer
Chief Financial Officer